UNITED STATED

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2020

BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Sylvan Road, Suite G-700

Woburn, MA 01801

(Address of principal executive offices, including zip code)

  (781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Exchange Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BLIN	NASDAQ Capital Market

Item 2.02. Results of Operations and Financial Condition

On December 23, 2020, the Company issued a press release announcing its financial results for the fiscal year ended September 30, 2020. The press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

As previously disclosed by the Company on its Current Report on Form 8-K filed August 17, 2020, the Company entered into an At the Market Offering Agreement (the “Sales Agreement”) with Roth Capital Partners (“Roth”) pursuant to which the Company may issue and sell from time to time in an “at-the-market” public offering (“ATM Offering”) shares of its common stock, par value $0.001per share (“Common Stock”) (the “Placement Shares”) having an aggregate offering price of up to $4,796,090. The Placement Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement on Form S-3 (File No. 333-239104) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (“SEC”) on June 25, 2020, the base prospectus contained within the Registration Statement, and a prospectus supplement that was filed with the SEC on August 17, 2020. As of December 18, 2020, no shares had been issued or sold under the Sale Agreement.

On December 18, 2020, the Company delivered written notice to Roth that it was suspending all offers and sales under the Sales Agreement (the “Suspension Period”), during which time the Company will not make any sales of Placement Shares. Other than the suspension of the ATM Offering, the Sales Agreement remains in full force and effect during the Suspension Period.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Bridgeline Digital, Inc., dated December 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)

By:	/s/Mark G. Downey
Mark G. Downey
Chief Financial Officer and Treasurer

Date: December 23, 2020